UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 9, 2009

XOMA LTD.

(Exact name of registrant as specified in its charter)

BERMUDA

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On September 9, 2009, XOMA Ltd. issued the press release attached as Exhibit 1 hereto and incorporated by reference herein.  The term of the agreement described therein commenced on September 9, 2009 and will continue until Arana Therapeutics Limited pays all amounts owed thereunder, ceases use of the materials transferred pursuant thereto or ceases to exercise the rights granted thereunder, whichever occurs latest.  Either party may terminate the agreement upon a material breach of the agreement by the other party, following notice.

Item 9.01.                      Financial Statements and Exhibits.

1.	Press Release dated September 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2009	XOMA LTD.

By: /s/ Christopher J. Margolin
Name: Christopher J. Margolin
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Number	Description

1.	Press Release dated September 9, 2009.